CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Gentor Resources, Inc., a Florida corporation (the “Company”) on Form 10Q-SB for the period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Lloyd J. Bardswich, President and chief principal officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2007

/s/ Lloyd J. Bardswich

Name: Lloyd J. Bardswich

Title: President and chief principal officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.